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                                AMENDMENT TO THE
                           NATIONAL DATA CORPORATION
                           EMPLOYEES RETIREMENT PLAN

     This Amendment to the National Data Corporation Employees Retirement Plan is adopted by National Data Corporation, effective as of July 31, 1998.

                              W I T N E S S E T H:

     WHEREAS, National Data Corporation, (the "Corporation") currently maintains the National Data Corporation Employees Retirement Plan (the "Plan") for the benefit of its eligible employees; and

     WHEREAS, pursuant to Section 9.01 of the Plan, the Corporation may amend the Plan at any time; and

     WHEREAS, the Corporation desires to discontinue the accumulation of Benefit Service under the Plan and to freeze participation in the Plan, effective as of July 31, 1998 (the "Freeze Date"); and

     WHEREAS, the Corporation desires to allow employees who are participating in the Plan on the Freeze Date, as well as former participants who are rehired after the Freeze Date, to continue to accrue Annual Earnings for periods beginning after the Freeze Date, as well as to accrue Vesting Service for such periods.

     NOW, THEREFORE, effective as of July 31, 1998:

                                       1.

     Section 2.05, the definition of Annual Earnings, shall be amended by adding
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the following sub-section (f) thereto, to read as follows:

     "(f) Notwithstanding Sections 2.10 and 3.01(d), as such Sections are amended effective July 31, 1998, Participants shall continue to be credited with Annual Earnings pursuant to this Section 2.05 for periods beginning after July 31, 1998."

                                       2.

     The following shall be added at the end of Section 2.10, the definition of

Benefit Service:
---------------

     "Notwithstanding anything contained herein to the contrary, no Employee shall accrue Benefit Service for any period which begins after July 31, 1998."
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                                       3.

     The first paragraph of Section 2.34, Normal Retirement Age, shall be
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amended and restated in its entirety to read as follows:

     "Normal Retirement Age, effective August 1, 1998, shall mean the
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     Participant's 65th birthday.  A Participant who attains his Normal
     Retirement Age while an Employee shall become 100% vested in his entire Accrued Normal Retirement Income. Notwithstanding the foregoing, the Normal Retirement Age of a Participant whose Termination Date was before August 1, 1998, shall be determined under the terms of the Plan in effect as of his Termination Date. Prior to August 1, 1998, Normal Retirement Age meant the later of (i) the Participant's 65th birthday; or (ii) the date the Participant was credited with five (5) years of Vesting Service."

                                       4.

     Section 2.54, Vesting Service, shall be amended by adding the following
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sub-section (j) thereto, to read as follows:

     "(j) Notwithstanding Sections 2.10 and 3.01(d), as such Sections are amended effective July 31, 1998, Participants shall continue to accrue Vesting Service pursuant to this Section 2.54 and Appendix B for periods beginning after July 31, 1998."

                                       5.

     Section 3.01, Participation, shall be amended by adding the following sub-
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section (d) thereto, to read as follows:

     "(d) Effective as of July 31, 1998, and for all Plan Years and periods commencing thereafter, no Employee who is not a Participant in the Plan as of such date shall be or become eligible to participate in the Plan. Notwithstanding the foregoing, an Employee who is a Participant on July 31, 1998, or who was a Participant on any date prior to July 31, 1998 (even if such Employee is not a Participant on July 31, 1998) shall be eligible to participate in the Plan upon his rehire, pursuant to Section 3.02(b)."

                                       6.

     Section 4.01, Normal Retirement Income, shall be amended and restated in
                   ------------------------
its entirety to read as follows:

     "Each Participant who attains his Normal Retirement Date shall be eligible to receive Retirement Income commencing on his Normal Retirement Date payable in monthly installments. The amount of each monthly installment shall be 1/12th of the benefit

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     described in sub-section (a) or (b) below, whichever is applicable, calculated as a benefit payable for the life of the Participant and ceasing with the last payment due immediately before the Participant's death.

     (a) The benefit payable to a Participant who terminates employment on or before July 31, 1998, is equal to (i) minus (ii) where:

          (i) is 1.65% of the Participant's Final Average Earnings multiplied by the Participant's years of Benefit Service (up to a maximum of 35 years); and

          (ii) is .75% of the Participant's Final Average Earnings not in excess of his Integration Level, multiplied by the Participant's years of Benefit Service (up to a maximum of 35 years). However, if the Participant's Social Security Normal Retirement Age is greater than 65, then the product determined under this paragraph (ii) shall be reduced by 5/9ths of (1) one percent for each month preceding the Participant's Social Security Normal Retirement Age; provided however that

          (iii) In no event will the Retirement Income determined above be less than 50% of the amount determined under paragraph (i) above, but computed using only that portion of the Participant's Final Average Earnings which does not exceed the Participant's Integration Level.

     (b) The benefit payable to a Participant who terminates employment after July 31, 1998, is equal to:

          (i) the benefit calculated in (a) above, using the Participant's Final Average Earnings and Integration Level as of the earlier of the Termination Date or December 31, 1998; divided by

          (ii) the Participant's Final Average Earnings as of the earlier of the Termination Date or December 31, 1998; multiplied by

          (iii) the Participant's Final Average Earnings as of the Participant's Termination Date.

     (c) Under no circumstances shall the Retirement Income payable pursuant to paragraph (b) above be less than the Accrued Benefit on July 31, 1998.

     (d) Notwithstanding any contrary provision of this Plan, each Participant's right to his Retirement Income shall become non-forfeitable upon such Participant's attainment of Normal Retirement Age.

     (d) It is the intent of this Section 4.01 to comply with the amendments to
     Section 401(l) of the Code and the Treasury Regulations issued thereunder and this Section 4.01 shall be so interpreted.

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                                       7.

     Sections 2.20, Earliest Retirement Age, 2.21, Early Retirement Date, and
                    -----------------------        ---------------------
4.03, Early Retirement, shall be amended by replacing the phrase "Benefit
      ----------------
Service" with "Vesting Service" each time it appears in such sections, so as to make early retirement available to Participants who attain age 55 and complete 15 or more years of Vesting Service.

                                       8.

     The first paragraph of Section 4.08, Disability, shall be amended and
                                          ----------
restated in its entirety, to read as follows:

     "A Participant whose Employment is terminated due to Disability after July 31, 1998, who has at least five (5) years of Vesting Service, whose attained age plus his years of Vesting Service total forty (40) (both determined as of the first anniversary of the date the Participant was first absent from service by reason of Disability), and whose Disability continues until the Participant's Normal Retirement Date, shall be entitled to receive Retirement Income at his Normal Retirement Date based on all years of Benefit Service the Participant would have had he continued Employment to his Normal Retirement Date (taking into account Section 2.10, as amended effective July 31, 1998, to halt the accrual of Benefit Service for all Participants), assuming Annual Earnings continued each year in the same amount as the Participant's Annual Earnings in his last calendar year preceding his date of Disability, or his Annual Earnings in the calendar year of Disability, if greater.

     A Participant whose Employment is terminated due to Disability before August 1, 1998, who has at leave five (5) years of Vesting Service, whose attained age plus his years of Benefit Service total forty (40) (both determined as of the first anniversary of the date the Participant was first absent from service by reason of Disability), and whose Disability continues until the Participant's Normal Retirement Date, shall be entitled to receive Retirement Income at his Normal Retirement Date based on all years of Benefit Service the Participant would have had he continued Employment to his Normal Retirement Date (taking into account Section 2.10, as amended effective July 31, 1998, to halt the accrual of Benefit Service for all Participants), assuming Annual Earnings continued each year in the same amount as the Participant's Annual Earnings in his last calendar year preceding his date of Disability, or his Annual Earnings in the calendar year of Disability, if greater."

                                       9.

     Except as set forth herein, the Plan shall remain in full force and effect.

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     IN WITNESS WHEREOF, the undersigned has adopted this Amendment on behalf of the Corporation on the date shown below.

                              NATIONAL DATA CORPORATION

                              By:    /s/ E.M. Ingram
                                 ---------------------------------
                                 Name    E.M. Ingram
                                       ---------------------------
                                 Title:  Secretary
                                       ---------------------------
                              Date:      July 15                  , 1998
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